UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 11, 2013

Date of Report (Date of earliest event reported)

Rouse Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35278	90-0750824
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1114 Avenue of the Americas, Suite 2800, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 608-5108

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

In accordance with Rule 3-14 and Article 11 of Regulation S-X, Rouse Properties, Inc. is hereby filing the following financial statements relating to its acquisitions of Grand Traverse Mall and The Mall at Turtle Creek.

(a) Financial Statements of Businesses Acquired

Description	Page
Grand Traverse Mall

Independent Auditors’ Report	F-1

Historical Summaries of Gross Income and Direct Operating Expenses for the year ended December 31, 2011, the period from November 10, 2010 through December 31, 2010 (Successor), the period from Janaury 1, 2010 through November 9, 2010 (Predecessor), and the year ended December 31, 2009 (Predecessor)

F-2

Notes to the Historical Summaries of Gross Income and Direct Operating Expenses for the year ended December 31, 2011, the period from November 10, 2010 through December 31, 2010 (Successor), the period from Janaury 1, 2010 through November 9, 2010 (Predecessor), and the year ended December 31, 2009 (Predecessor)

F-3

The Mall at Turtle Creek

Independent Auditors’ Report	F-5

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-6

Notes to the Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-7

(b) Pro Forma Financial Information

Description	Page
Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2012 (unaudited)	F-10

Notes to the Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2012 (unaudited)	F-11

(d) Exhibits

Exhibit	Title of Exhibit
23.1	Consent of Deloitte & Touche LLP dated June 10, 2013

23.2	Consent of Deloitte & Touche LLP dated June 10, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUSE PROPERTIES, INC.

	By:	/s/ John Wain
John Wain
Chief Financial Officer

Date: June 11, 2013

3

Index to Financial Statements

Description	Page
Grand Traverse Mall

Independent Auditors’ Report	F-1

Historical Summaries of Gross Income and Direct Operating Expenses for the year ended December 31, 2011, the period from November 10, 2010 through December 31, 2010 (Successor), the period from Janaury 1, 2010 through November 9, 2010 (Predecessor), and the year ended December 31, 2009 (Predecessor)

F-2

Notes to the Historical Summaries of Gross Income and Direct Operating Expenses for the year ended December 31, 2011, the period from November 10, 2010 through December 31, 2010 (Successor), the period from Janaury 1, 2010 through November 9, 2010 (Predecessor), and the year ended December 31, 2009 (Predecessor)

F-3

The Mall at Turtle Creek

Independent Auditors’ Report	F-5

Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-6

Notes to the Combined Historical Summaries of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-7

Pro Forma Financial Information

Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2012 (unaudited)	F-10

Notes to the Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2012 (unaudited)	F-11

4

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Rouse Properties, Inc.

New York, New York

We have audited the accompanying Historical Summaries of Gross Income and Direct Operating Expenses of Grand Traverse Mall (the “Property”) for the year ended December 31, 2011, the period from November 10, 2010 through December 31, 2010 (Successor), the period from January 1, 2010 through November 9, 2010 (Predecessor) and the year ended December 31, 2009 (Predecessor) and the related notes (the “historical summaries”).

Management’s Responsibility for the Historical Summaries

Management is responsible for the preparation and fair presentation of these historical summaries in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summaries that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the historical summaries based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summaries. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the historical summaries in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summaries.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the historical summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Property for the year ended December 31, 2011, the period from November 10, 2010 through December 31, 2010 (Successor), the period from January 1, 2010 through November 9, 2010 (Predecessor) and the year ended December 31, 2009 (Predecessor), in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the historical summaries, which describes that the accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

New York, NY

June 10, 2013

GRAND TRAVERSE MALL

Historical Summaries of Gross Income and

Direct Operating Expenses

	Successor		Predecessor
	Year ended December 31, 2011	Period from November 10, 2010 through December 31, 2010	Period from January 1, 2010 through November 9, 2010	Year ended December 31, 2009
Gross income:
Minimum rents	$6,352,299	$932,086	$5,317,141	$6,151,403
Tenant recoveries	3,583,902	504,803	3,144,206	3,646,410
Overage rents	81,567	47,841	43,251	88,602
Other	211,408	44,944	218,854	272,514
Total revenues	10,229,176	1,529,674	8,723,452	10,158,929
Direct operating expenses:
Real estate taxes	636,552	86,181	537,670	624,200
Property operating expenses	2,679,995	393,579	2,296,931	2,610,443
Interest	4,163,927	600,040	3,651,532	4,337,233
Total direct operating expenses	7,480,474	1,079,800	6,486,133	7,571,876
Excess of gross income over direct operating expenses	$2,748,702	$449,874	$2,237,319	$2,587,053

See accompanying notes to historical summaries of gross income and direct operating expenses.

GRAND TRAVERSE MALL

Notes to Historical Summaries of Gross Income and

Direct Operating Expenses

(1)                      Business

Grand Traverse Mall (the “Property”) is located in Traverse City, MI. The Property has approximately 589,000 square feet (unaudited) of gross leasable area of retail space and was approximately 85.4% leased at December 31, 2011 to a total of 75 tenants. Rouse Properties, Inc. (“Rouse”), through a wholly owned subsidiary RPI Grand Traverse Mall, LLC (“RPI Grand Traverse”), acquired Grand Traverse Mall, LLC (“Grand Traverse”) and the asset and liabilities of the entity on February 21, 2012 from GGP, Inc (“GGPI”) and GGPLP LLC (“GGPLP” and, together with GGPI, collectively, “GGP”).  On December 31, 2009, Grand Traverse Mall Partners, LP was converted to Grand Traverse Mall, LLC.

In April of 2009, GGP’s predecessor (“Predecessor”) and certain of its domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”).  On October 21, 2010, the Bankruptcy Court entered an order confirming the plan of reorganizations which became effective on November 9, 2010 (the “Effective Date”).  On the Effective Date, General Growth Properties, Inc. emerged from Chapter 11 bankruptcy after receiving a significant equity infusion from investors and other associated events.  As a result of the emergence from bankruptcy and the related equity infusion, the majority of equity in GGP changed ownership, which triggered the application of acquisition accounting to the assets and liabilities of GGP.

(2)                      Basis of Presentation

The Historical Summaries of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)                      Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for real estate tax, and property operating expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments impacted base rental income by $186,927 for the year ended December 31, 2011, $2,072 for the period November 10, 2010 through December 31, 2010, $(2,185) for the period January 1, 2010 through November 9, 2010, and $(124,058) for the year ended December 31, 2009.

GRAND TRAVERSE MALL

Notes to Historical Summaries of Gross Income and

Direct Operating Expenses

Minimum rents to be received from retail tenants under operating leases, with remaining lease terms through 2021, as of December 31, 2011, are as follows:

Year	Amount
2012	$3,932,499
2013	3,957,004
2014	3,885,041
2015	3,578,289
2016	3,481,935
Thereafter	23,685,072
Total	$42,519,840

(4)                      Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

(5)                      Interest Expense

In connection with the acquisition of the Property, Rouse assumed the mortgage loan secured by the Property. This mortgage loan had an original balance of $90.0 million and as of December 31, 2011 the outstanding balance was approximately $81.3 million.  The loan bears an interest rate of 5.02%.  As of December 31, 2011, the mortgage had a maturity date of October 1, 2012.

The mortgage loan had the following scheduled amortization payments as of December 31, 2011:

Year	Amount
2012	$81,265,526
Total	$81,265,526

(6)                      Subsequent Events

On February 21, 2012, Rouse amended and restated the mortgage loan and reduced the outstanding principal amount from approximately $81.1 million to $62.0 million.  The loan continued to bear an interest rate of 5.02% and the maturity date of the loan was extended to February 21, 2017.

Subsequent to February 21, 2012 and through June 10, 2013, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any additional subsequent events requiring additional disclosure.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Rouse Properties, Inc.

New York, New York

We have audited the accompanying Combined Historical Summaries of Gross Income and Direct Operating Expenses of The Mall at Turtle Creek (the “Property”) for the year ended December 31, 2011 and the related notes (the “combined historical summaries”).

Management’s Responsibility for the Historical Summaries

Management is responsible for the preparation and fair presentation of these combined historical summaries in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summaries that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined historical summaries based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summaries. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the historical summaries in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summaries.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined historical summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Property for the year ended December 31, 2011, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the combined historical summaries, which describes that the accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

New York, NY

June 10, 2013

THE MALL AT TURTLE CREEK

Combined Historical Summaries of Gross Income and

Direct Operating Expenses

	Nine Months ended September 30, 2012 (Unaudited)	Year Ended December 31, 2011
Gross income:
Minimum rents	$5,110,172	$6,365,430
Tenant recoveries	1,633,643	2,794,495
Overage rents	253,298	267,793
Other	223,601	235,128
Total revenues	7,220,714	9,662,846
Direct operating expenses:
Real estate taxes	375,179	466,337
Property operating expenses	1,111,768	1,480,644
Interest	3,998,843	5,383,573
Total direct operating expenses	5,485,790	7,330,554
Excess of gross income over direct operating expenses	$1,734,924	$2,332,292

See accompanying notes to combined historical summaries of gross income and direct operating expenses.

THE MALL AT TURTLE CREEK

Notes to Combined Historical Summaries of Gross Income and

Direct Operating Expenses

(1)                      Business

The Mall at Turtle Creek (the “Mall”) and Turtle Creek Crossing (the “Crossing” and, together with the Mall, collectively, the “Property”) are located in Jonesboro, AR. The Property has approximately 368,000 square feet (unaudited) of gross leasable area of retail space and was approximately 91.6% leased at December 31, 2011 to a total of 84 tenants. Rouse Properties, Inc. (“Rouse”), through the wholly owned subsidiaries RPI Turtle Creek Mall, LLC (“Turtle Creek”) and RPI Turtle Creek Crossing, LLC (“Turtle Crossing”), acquired the Mall and the Crossing on December 28, 2012 from Mall at Turtle Creek, LLC and Turtle Creek Partners, LLC.

(2)                      Basis of Presentation

The Combined Historical Summaries (“Historical Summaries”) of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and is not intended to be a complete presentation of the Property’s revenues and expenses. The Combined Historical Summaries includes the combined accounts of Mall at Turtle Creek, LLC and Turtle Creek Partners, LLC.  The Combined Historical Summaries have been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)                      Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for real estate tax, and property operating expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments impacted base rental income by $98,521 for the period ended September 30, 2012 and $(130) for the year ended December 31, 2011.

Minimum rents to be received from retail tenants under operating leases, with remaining lease terms ranging through 2022, as of December 31, 2011, are as follows:

Year	Amount
2012	$5,706,954
2013	5,885,005
2014	5,894,804
2015	5,834,706
2016	3,486,080
Thereafter	3,431,384
Total	$30,238,933

(4)                      Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

(5)                      Interest Expense

Through the acquisition of the Property Rouse assumed the mortgage loan secured by the Mall. This mortgage loan had an original balance of $80.8 million and an outstanding balance of approximately $79.5 million at the time of the acquisition.  As of December 31, 2011, the outstanding balance was approximately $80.4 million.  The loan bears an

THE MALL AT TURTLE CREEK

Notes to Combined Historical Summaries of Gross Income and

Direct Operating Expenses

interest rate of 6.54%, and has a maturity date of June 6, 2016. The mortgage loan has the following scheduled amortization payments as of December 31, 2011 and for the next five years:

Year	Amount
2012	$925,942
2013	988,317
2014	1,054,895
2015	1,125,957
2016	76,258,615
Total	$80,353,726

(6)                      Subsequent Events

Subsequent to December 31, 2011 and through June 10, 2013, the date through which management evaluated subsequent events and on which date the Combined Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated and Combined Statement of Operations (unaudited)

For the year ended December 31, 2012

The following unaudited Pro Forma Consolidated and Combined Statement of Operations is presented to give effect to the acquisitions and financings of the properties as indicated in Note (B) to the Notes to the Pro Forma Consolidated and Combined Statement of Operations as though they occurred on January 1, 2012.

The unaudited Pro Forma Consolidated and Combined Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2012, nor does it purport to represent future results of operations.

ROUSE PROPERTIES, INC.

Pro Forma Consolidated and Combined Statement of Operations (unaudited)

For the year ended December 31, 2012

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands, except per share amounts)
Revenues:
Minimum rents (C)	$154,401	$7,646	$162,047
Tenant recoveries	68,181	2,609	70,790
Overage rents	6,050	259	6,309
Other	5,342	322	5,664
Total revenues	233,974	10,836	244,810
Expenses:
Real estate taxes	23,447	574	24,021
Property maintenance costs	14,084	254	14,338
Marketing	3,787	—	3,787
Other property operating costs	61,110	1,556	62,666
Provision for doubtful accounts	1,919	23	1,942
General and administrative	20,652	—	20,652
Depreciation and amortization (C)	71,090	4,931	76,021
Other	9,965	—	9,965
Total expenses	206,054	7,338	213,392
Operating income	27,920	3,498	31,418

Interest income	755	—	755
Interest expense (D)	(96,889)	(4,655)	(101,544)
Loss before income taxes	(68,214)	(1,157)	(69,371)
Provision for income taxes	(445)	—	(445)
Net loss	$(68,659)	$(1,157)	$(69,816)

Net loss per share - Basic and Diluted	$(1.49)		$(1.51)

Dividends declared per share	$0.21	$—	$0.21

See accompanying notes to the unaudited Pro Forma Consolidated and Combined Statement of Operations.

ROUSE PROPERTIES, INC.

Notes to Pro Forma Consolidated and Combined Statement of Operations (unaudited)

For the year ended December 31, 2012

(A)                               The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2012 as filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

(B)                               Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired on January 1, 2012.

Total revenues and expenses for the year ended December 31, 2012 is based on information provided by the sellers for Grand Traverse Mall and The Mall at Turtle Creek.  Grand Traverse Mall was purchased on February 21, 2012, and as such the pro forma adjustments represent the period from January 1, 2012 to February 20, 2012.  The Mall at Turtle Creek was purchased on December 28, 2012, and as such the pro forma adjustments represent the period from January 1, 2012 to December 27, 2012.

The pro forma adjustments for the year ended December 31, 2012 are composed of the following adjustments:

	Grand Traverse Mall	The Mall at Turtle Creek	Total Pro Forma Adjustments
	(In thousands)
Revenues:
Minimum rents	$566	$7,080	$7,646
Tenant recoveries	423	2,186	2,609
Overage rents	6	253	259
Other	41	281	322
Total revenues	1,036	9,800	10,836
Expenses:
Real estate taxes	74	500	574
Property maintenance costs	75	179	254
Marketing	—	—	—
Other property operating costs	269	1,287	1,556
Provision for doubtful accounts	—	23	23
General and administrative	—	—	—
Depreciation and amortization	494	4,437	4,931
Other	—	—	—
Total expenses	912	6,426	7,338
Operating income	124	3,374	3,498

Interest income	—	—	—
Interest expense	(560)	(4,095)	(4,655)
Loss before income taxes	(436)	(721)	(1,157)
Provision for income taxes	—	—	—
Net loss	$(436)	$(721)	$(1,157)

ROUSE PROPERTIES, INC.

Notes to Pro Forma Consolidated and Combined Statement of Operations (unaudited)

For the year ended December 31, 2012

(C)                               Depreciation or amortization expense is computed using the straight-line method based upon the following estimated useful lives:

Years
Buildings and improvements	40
Equipment and fixtures	5 - 10
Tenant improvements	Shorter of useful life or applicable lease term

The portion of the purchase price allocated to above and below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(D)                               The pro forma adjustments relating to incremental interest expense were based on the following debt terms (amounts in thousands):

	Principal Balance Assumed	Interest Rate	Maturity Date	Market Rate Adjustment
Grand Traverse Mall	$62,000	5.02%	Feb 2017	$—
The Mall at Turtle Creek	$79,521	6.54%	June 2016	$(4,843)